                                                                      Exhibit 99

                                          L.G. ZANGANI, LLC
                                          (908) 788-9660 Fax: (908) 788-4024
                                          --------------------------------------
                                          Nine Main Street, Flemington, NJ 08822
                                          E-mail: lgzangani@rcn.com
                                          Web site: http://www.zangani.com

For Release: IMMEDIATELY

Contact: Stephen F. Carman, EVP/CFO                               (609) 631-6222
         Kevin Nally, LG Zangani LLC                              (908) 788-9660

    YARDVILLE NATIONAL BANCORP REPORTS 48% INCREASE IN THIRD QUARTER EARNINGS

YARDVILLE, N.J., October 21, 2002 ..... Yardville National Bancorp (NASDAQ:
YANB) today announced that YNB's net income for the quarter ended September 30, 2002 was $3.7 million, a 48.3% increase from the $2.5 million earned in the same period a year ago. Earnings per share on a diluted basis were $0.44 for the third quarter of 2002, up 37.5% from $0.32 per diluted share for the third quarter of 2001.

For the nine months ended September 30, 2002, YNB's net income increased 40.7% to $10.7 million from the $7.6 million earned in the same period a year ago. Earnings per share on a diluted basis for the first three quarters of 2002 rose 28.7% to $1.30 per diluted share from $1.01 in the comparable period last year. Quarter and year-to-date earnings per share increased at a lesser rate than net income due to dilution from an increased number of shares, resulting primarily from a private common stock offering completed in August 2001.

"Solid commercial loan growth and the continued decline in our cost of funds have helped to improve our net interest income and financial performance through the first nine months of 2002," commented YNB President and Chief Executive Officer Patrick M. Ryan. "To complement our success in lending, we plan to continue to build our retail banking business throughout our market areas," he added.

As part of a strategic positioning of YNB's investment portfolio during the first nine months of 2002 YNB realized $2.5 million in net securities gains. This compares with net securities gains of $2.1 million for the same time period in 2001.

At September 30, 2002, YNB's total loans outstanding increased 23.5% over the same date a year ago, totaling $1.1 billion compared with $926.2 million. Overall loan quality remains strong. Nonperforming assets decreased $358,000 to $7.9 million in the third quarter of 2002 compared to $8.2 million for the same period in 2001. As a percent of total assets, nonperforming assets decreased to 0.36% at September 30, 2002 compared to 0.43% at September 30, 2001. The allowance for loan losses at September 30, 2002 totaled $16.2 million, or 1.41% of total loans, covering 244.3% of total nonperforming loans.

YNB's continued geographic expansion into Hunterdon County in 2002 as well as in existing markets has resulted in ongoing growth in deposits. Total deposits at September 30, 2002 increased to $1.3 billion, an 18.1% increase over total deposits of $1.1 billion at September 30, 2001.

                                     -MORE-


YARDVILLE NATIONAL BANCORP REPORTS 48% INCREASE IN THIRD QUARTER EARNINGS Page 2

"We intend to continue bringing our philosophy of relationship banking to additional communities in Mercer and Hunterdon Counties as well as other targeted markets," explained YNB Chairman Jay G. Destribats. "YNB anticipates opening our first branch in Middlesex County, New Jersey by the end of this year, and we have filed an application with the regulatory authorities to open our first branch office in Somerset County, New Jersey," he added.

At September 30, 2002, YNB's capital ratios continued to exceed the minimum regulatory requirements in order to be considered a well-capitalized institution. YNB has paid total cash dividends of $0.33 in the first three quarters of 2002 and has now paid a cash dividend for 35 consecutive quarters.

With $2.2 billion in assets as of September 30, 2002, YNB serves individuals and businesses in the dynamic New York City-Philadelphia corridor through a network of 18 branches in Mercer, Hunterdon and Burlington counties in New Jersey and Bucks County in Pennsylvania. Headquartered in Mercer County for 77 years, YNB emphasizes commercial lending and offers a broad range of lending, deposit and other financial products and services.

Note regarding forward-looking statements
-----------------------------------------

This press release and other statements made from time to time by our management contain express and implied statements relating to our future financial condition, results of operations, plans, objectives, performance, and business, which are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These may include statements that relate to, among other things, profitability, liquidity, loan loss reserve adequacy, plans for growth, interest rate sensitivity, market risk, regulatory compliance, and financial and other goals. Actual results may differ materially from those expected or implied as a result of certain risks and uncertainties, including, but not limited to, the results of our efforts to implement our retail strategy, adverse changes in our loan portfolio and the resulting credit risk-related losses and expenses, interest rate fluctuations and other economic conditions, our ability to attract core deposits, continued relationships with major customers, competition in product offerings and product pricing, adverse changes in the economy that could increase credit-related losses and expenses, compliance with laws and regulatory requirements of federal and state agencies, other risks and uncertainties detailed from time to time in our filings with the SEC, as well as other risks and uncertainties detailed from time to time in statements made by our management.


L.G. Zangani, LLC provides financial public relations service to the Company. As such, L.G. Zangani, LLC and/or its officers, agents and employees, receives remuneration for public relations and/or other services performed for the Company. This remuneration may take the form of cash, capital stock in the Company, or warrants and/or options to purchase stock in the Company.

                           Yardville National Bancorp
                        Summary of Financial Information
                                   (Unaudited)

                                                                              Three Months Ended            Nine Months Ended
                                                                                 September 30,                 September 30,
------------------------------------------------------------------------------------------------------------------------------------
(in thousands, except per share amounts)                                     2002             2001           2002          2001
------------------------------------------------------------------------------------------------------------------------------------
Stock Information:
Weighted average shares outstanding:
     Basic                                                                  8,047            7,648          8,028         7,473
     Diluted                                                                8,325            7,703          8,218         7,542
Shares outstanding end of period                                            8,053            7,980
Earnings per share:
     Basic                                                              $    0.46       $     0.33       $   1.34      $   1.02
     Diluted                                                                 0.44             0.32           1.30          1.01
Dividends paid per share                                                     0.11             0.11           0.33          0.33
Book value per share                                                        13.68            12.43
Closing price per share                                                     16.99            12.05
Closing price to book                                                      124.20%           96.94%


Key Ratios:
Return on average assets                                                     0.69%            0.54%          0.69%         0.58%
Return on average stockholders' equity                                      13.77            11.55          14.19         12.27
Net interest margin (tax equivalent)                                         2.39             2.06           2.37          2.20
Equity-to-assets at period end                                                                               5.04          5.22
Tier 1 leverage ratio (1)                                                                                    6.53          7.08

Asset Quality Data:
Net loan charge-offs                                                    $     233       $      113       $    302      $  1,173

Nonperforming assets as a percentage of total assets                         0.36%            0.43%

Allowance for loan losses at period end as a percent of:
         Total loans                                                         1.41             1.31
         Nonperforming loans                                               244.26           220.07

Nonperforming assets at period end:
     Nonperforming loans                                                $   6,618       $    5,526
     Other real estate                                                      1,248            2,698
                                                                        ----------      -----------
          Total nonperforming assets                                    $   7,866       $    8,224
                                                                        ==========      ===========

(1)  Tier 1 leverage ratio is Tier 1 capital to adjusted average assets

                   Yardville National Bancorp and Subsidiaries
                        Consolidated Statements of Income
                                   (Unaudited)

                                                                                Three Months Ended           Nine Months Ended
                                                                                  September 30,                 September 30,
------------------------------------------------------------------------------------------------------------------------------------
(in thousands, except per share amounts)                                      2002           2001           2002           2001
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest and fees on loans                                                 $  19,294       $ 17,708       $ 55,205       $ 52,651
Interest on deposits with banks                                                   14             59             44            147
Interest on securities available for sale                                     10,521         10,138         31,043         29,795
Interest on investment securities:
    Taxable                                                                      120          1,014            631          3,243
    Exempt from Federal income tax                                               590            516          1,751          1,449
Interest on Federal funds sold                                                   296            860            951          2,368
------------------------------------------------------------------------------------------------------------------------------------
    Total Interest Income                                                     30,835         30,295         89,625         89,653
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE:
Interest on savings account deposits                                           2,759          2,413          8,486          7,328
Interest on certificates of deposit of $100,000 or more                        1,233          1,831          3,943          5,958
Interest on other time deposits                                                4,538          7,116         13,469         21,126
Interest on borrowed funds                                                     9,414          9,253         27,050         26,172
Interest on trust preferred securities                                           775            775          2,325          2,177
------------------------------------------------------------------------------------------------------------------------------------
     Total Interest Expense                                                   18,719         21,388         55,273         62,761
------------------------------------------------------------------------------------------------------------------------------------
     Net Interest Income                                                      12,116          8,907         34,352         26,892
Less provision for loan losses                                                 1,300            825          2,925          2,400
------------------------------------------------------------------------------------------------------------------------------------
     Net Interest Income After Provision for Loan Losses                      10,816          8,082         31,427         24,492
------------------------------------------------------------------------------------------------------------------------------------
NON-INTEREST INCOME:
Service charges on deposit accounts                                              573            492          1,641          1,372
Securities gains, net                                                            896          1,011          2,522          2,139
Bank owned life insurance                                                        417            449          1,260          1,331
Other non-interest income                                                        326            311          1,009            901
------------------------------------------------------------------------------------------------------------------------------------
     Total Non-Interest Income                                                 2,212          2,263          6,432          5,743
------------------------------------------------------------------------------------------------------------------------------------
NON-INTEREST EXPENSE:
Salaries and employee benefits                                                 4,529          3,746         13,117         11,031
Occupancy expense, net                                                           888            711          2,568          2,032
Equipment expense                                                                590            466          1,735          1,475
Other non-interest expense                                                     1,854          2,100          5,566          5,432
------------------------------------------------------------------------------------------------------------------------------------
     Total Non-Interest Expense                                                7,861          7,023         22,986         19,970
------------------------------------------------------------------------------------------------------------------------------------
Income before income tax expense                                               5,167          3,322         14,873         10,265
Income tax expense                                                             1,473            831          4,152          2,646
------------------------------------------------------------------------------------------------------------------------------------
     Net Income                                                            $   3,694       $  2,491       $ 10,721       $  7,619
====================================================================================================================================
EARNINGS PER SHARE:
Basic                                                                      $    0.46       $   0.33       $   1.34       $   1.02
Diluted                                                                         0.44           0.32           1.30           1.01
------------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding:
Basic                                                                          8,047          7,648          8,028          7,473
Diluted                                                                        8,325          7,703          8,218          7,542
====================================================================================================================================

                    Yardville National Bancorp and Subsidiaries
                        Consolidated Statements of Condition
                                    (Unaudited)

                                                                                              September 30,               Dec. 31,
------------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                                            2002              2001            2001
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Cash and due from banks                                                              $    28,916       $    23,618      $    27,771
Federal funds sold                                                                       104,275           106,635           38,960
------------------------------------------------------------------------------------------------------------------------------------
   Cash and Cash Equivalents                                                             133,191           130,253           66,731
------------------------------------------------------------------------------------------------------------------------------------
Interest bearing deposits with banks                                                       1,955             3,785            2,320
Securities available for sale                                                            802,665           687,620          746,483
Investment securities                                                                     54,174            98,773           65,753
Loans                                                                                  1,143,921           926,205        1,007,973
   Less: Allowance for loan losses                                                       (16,165)          (12,161)         (13,542)
------------------------------------------------------------------------------------------------------------------------------------
   Loans, net                                                                          1,127,756           914,044          994,431
Bank premises and equipment, net                                                          11,790            10,585           10,910
Other real estate                                                                          1,248             2,698            2,329
Other assets                                                                              50,689            51,963           54,432
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                      $ 2,183,468       $ 1,899,721      $ 1,943,389
====================================================================================================================================
Liabilities and Stockholders' Equity:
Deposits
   Non-interest bearing                                                              $   122,195       $   103,521      $   114,405
   Interest bearing                                                                    1,140,045           965,106          978,285
------------------------------------------------------------------------------------------------------------------------------------
   Total Deposits                                                                      1,262,240         1,068,627        1,092,690
------------------------------------------------------------------------------------------------------------------------------------
Borrowed funds
   Securities sold under agreements to repurchase                                         10,000            10,000           10,000
   Federal Home Loan Bank advances                                                       746,002           665,337          695,008
   Obligation for Employee Stock Ownership Plan (ESOP)                                       500               900              800
   Other                                                                                   1,261             1,222            1,305
------------------------------------------------------------------------------------------------------------------------------------
   Total Borrowed Funds                                                                  757,763           677,459          707,113
------------------------------------------------------------------------------------------------------------------------------------
Trust preferred securities                                                                32,500            32,500           32,500
Other liabilities                                                                         20,839            21,921           17,841
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                 $ 2,073,342       $ 1,800,507      $ 1,850,144
------------------------------------------------------------------------------------------------------------------------------------

Stockholders' equity:
   Common stock: no par value                                                             54,922            54,342           54,334
   Surplus                                                                                 2,205             2,205            2,205
   Undivided profits                                                                      48,238            40,125           40,175
   Treasury stock, at cost                                                                (3,030)           (3,030)          (3,030)
   Unallocated ESOP shares                                                                  (500)             (900)            (800)
   Accumulated other comprehensive income                                                  8,291             6,472              361
------------------------------------------------------------------------------------------------------------------------------------
     Total Stockholders' Equity                                                          110,126            99,214           93,245
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities and Stockholders' Equity                                      $ 2,183,468       $ 1,899,721      $ 1,943,389
====================================================================================================================================

                                Financial Summary
                     Average Balances, Rates Paid and Yields

                                                                     Three Months Ended                    Three Months Ended
                                                                     September 30, 2002                     September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Average                              Average
                                                              Average                   Yield/        Average                Yield/
(in thousands)                                                Balance        Interest   Rate          Balance     Interest   Rate
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EARNING ASSETS:
Deposits with other banks                                 $     2,763      $      14     2.03%     $     4,720    $     59    5.00%
Federal funds sold                                             66,629            296     1.78          101,143         860    3.40
Securities                                                    909,095         11,231     4.94          773,740      11,668    6.03
Loans (1)                                                   1,102,407         19,294     7.00          902,221      17,708    7.85
------------------------------------------------------------------------------------------------------------------------------------
      Total interest earning assets                       $ 2,080,894      $  30,835     5.93%     $ 1,781,824    $ 30,295    6.80%
====================================================================================================================================
NON-INTEREST EARNING ASSETS:
Cash and due from banks                                   $    22,346                              $    21,947
Allowance for loan losses                                     (15,213)                                 (11,525)
Premises and equipment, net                                    11,310                                   10,120
Other assets                                                   51,187                                   51,170
------------------------------------------------------------------------------------------------------------------------------------
      Total non-interest earning assets                        69,630                                   71,712
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                              $ 2,150,524                              $ 1,853,536
====================================================================================================================================
INTEREST BEARING LIABILITIES:
Deposits:
   Savings, money markets and interest bearing demand     $   554,185      $   2,759     1.99%     $   319,143    $  2,413    3.02%
   Certificates of deposit of $100,000 or more                143,696          1,233     3.43          130,298       1,831    5.62
   Other time deposits                                        420,897          4,538     4.31          480,577       7,116    5.92
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing deposits                       1,118,778          8,530     3.05          930,018      11,360    4.89
Borrowed funds                                                753,875          9,414     4.99          675,726       9,253    5.48
Trust preferred securities                                     32,500            775     9.54           32,500         775    9.54
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing liabilities                  $ 1,905,153      $  18,719     3.93%     $ 1,638,244    $ 21,388    5.22%
====================================================================================================================================
NON-INTEREST BEARING LIABILITIES:
Demand deposits                                           $   119,167                              $   112,591
Other liabilities                                              18,936                                   16,397
Stockholders' equity                                          107,268                                   86,304
------------------------------------------------------------------------------------------------------------------------------------
      Total non-interest bearing liabilities and
      stockholders' equity                                $   245,371                              $   215,292
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                $ 2,150,524                              $ 1,853,536
------------------------------------------------------------------------------------------------------------------------------------

Interest rate spread (2)                                                                 2.00%                                1.58%
------------------------------------------------------------------------------------------------------------------------------------

Net interest income and margin (3)                                         $  12,116     2.33%                    $  8,907    2.00%
------------------------------------------------------------------------------------------------------------------------------------

Net interest income and margin
     (tax equivalent basis)(4)                                             $  12,429     2.39%                    $  9,191    2.06%
====================================================================================================================================

(1) Loan origination fees are considered an adjustment to interest income. For the purpose of calculating loan yields, average loan balances include nonaccrual loans with no related interest income.
(2) The interest rate spread is the difference between the average yield on interest earning assets and the average rate paid on interest bearing liabilities.
(3) The net interest margin is equal to net interest income divided by average interest earning assets.
(4) In order to make pre-tax income and resultant yields on tax exempt investments and loans comparable to those on taxable investments and loans, a tax equivalent adjustment is made equally to interest income and interest expense with no effect on after tax income. The tax equivalent adjustment has been computed using a Federal income tax rate of 34% and has increased interest income by $313,000 and $284,000 for the three month periods ended September 30, 2002 and 2001, respectively.

                                Financial Summary
                     Average Balances, Rates Paid and Yields

                                                                      Nine Months Ended                      Nine Months Ended
                                                                      September 30, 2002                      September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Average                               Average
                                                             Average                    Yield/          Average               Yield/
(in thousands)                                               Balance       Interest      Rate           Balance    Interest    Rate
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EARNING ASSETS:
Deposits with other banks                                 $     2,947    $      44        1.99%    $     4,045    $    147     4.85%
Federal funds sold                                             76,279          951        1.66          74,887       2,368     4.22
Securities                                                    851,989       33,425        5.23         732,454      34,487     6.28
Loans (1)                                                   1,056,545       55,205        6.97         863,739      52,651     8.13
------------------------------------------------------------------------------------------------------------------------------------
      Total interest earning assets                       $ 1,987,760    $  89,625        6.01%    $ 1,675,125    $ 89,653     7.14%
====================================================================================================================================
NON-INTEREST EARNING ASSETS:
Cash and due from banks                                   $    22,570                              $    20,906
Allowance for loan losses                                     (14,270)                                 (11,286)
Premises and equipment, net                                    11,195                                    9,852
Other assets                                                   51,298                                   51,541
------------------------------------------------------------------------------------------------------------------------------------
      Total non-interest earning assets                        70,793                                   71,013
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                              $ 2,058,553                              $ 1,746,138
====================================================================================================================================
INTEREST BEARING LIABILITIES:
Deposits:
   Savings, money markets and interest bearing demand     $   481,033    $   8,486        2.35%    $   300,717    $  7,328     3.25%
   Certificates of deposit of $100,000 or more                147,616        3,943        3.56         126,697       5,958     6.27
   Other time deposits                                        437,972       13,469        4.10         452,603      21,126     6.22
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing deposits                       1,066,621       25,898        3.24         880,017      34,412     5.21
Borrowed funds                                                727,602       27,050        4.96         630,462      26,172     5.53
Trust preferred securities                                     32,500        2,325        9.54          30,565       2,177     9.50
------------------------------------------------------------------------------------------------------------------------------------
      Total interest bearing liabilities                  $ 1,826,723    $  55,273        4.03%    $ 1,541,044    $ 62,761     5.43%
====================================================================================================================================
NON-INTEREST BEARING LIABILITIES:
Demand deposits                                           $   115,046                              $   102,133
Other liabilities                                              16,029                                   20,182
Stockholders' equity                                          100,755                                   82,779
------------------------------------------------------------------------------------------------------------------------------------
      Total non-interest bearing liabilities and
       stockholders' equity                               $   231,830                              $   205,094
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                $ 2,058,553                              $ 1,746,138
------------------------------------------------------------------------------------------------------------------------------------

Interest rate spread (2)                                                                  1.98%                                1.71%
------------------------------------------------------------------------------------------------------------------------------------

Net interest income and margin (3)                                       $  34,352        2.30%                   $ 26,892     2.14%
------------------------------------------------------------------------------------------------------------------------------------

Net interest income and margin
     (tax equivalent basis)(4)                                           $  35,281        2.37%                   $ 27,661     2.20%
====================================================================================================================================

(1) Loan origination fees are considered an adjustment to interest income. For the purpose of calculating loan yields, average loan balances include nonaccrual loans with no related interest income.
(2) The interest rate spread is the difference between the average yield on interest earning assets and the average rate paid on interest bearing liabilities.
(3) The net interest margin is equal to net interest income divided by average interest earning assets.
(4) In order to make pre-tax income and resultant yields on tax exempt investments and loans comparable to those on taxable investments and loans, a tax equivalent adjustment is made equally to interest income and interest expense with no effect on after tax income. The tax equivalent adjustment has been computed using a Federal income tax rate of 34% and has increased interest income by $929,000 and $769,000 for the nine month periods ended September 30, 2002 and 2001, respectively.